SUPPLEMENT DATED JANUARY 28, 2011 TO THE STATEMENT OF

ADDITIONAL INFORMATION OF ALPS ETF TRUST

Dated August 11, 2010

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) for ALPS ETF Trust (the “Trust”) regarding the Alerian MLP ETF (the “Fund”), a series of the Trust.  You may obtain copies of the Fund’s SAI free of charge, upon request, by calling 1.866.675.2639 or 1.877.526.9298 or by visiting www.alpsetfs.com or www.mlpetf.com.

Effective immediately, the Fund expects to effect redemptions for cash, rather than in-kind securities.  Accordingly, the second paragraph in the “General Description of the Trust and Fund” section of the SAI is hereby deleted and replaced with the following:

The Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities included in its underlying index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).  The Fund’s Shares are expected to be listed on NYSE Arca, Inc. (“NYSE Arca”). Fund Shares trade on NYSE Arca at market prices that may be below, at, or above NAV. Shares will be redeemable only in Creation Unit Aggregations and, principally, for cash. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

In addition, the “Redemption of Fund Shares in Creation Units Aggregations” section of the SAI is hereby deleted and replaced with the following:

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

Redemptions are effected principally for cash. With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on NYSE Arca (currently 9:30 a.m. Eastern time) on each Business Day, the amount of cash (or the identity of the Fund Securities if in-kind redemptions are utilized) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  To the extent redemptions are effected in-kind, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

If the Fund effects redemptions in-kind, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Also, the “Redemption Transaction Fee” section of the SAI is hereby deleted and replaced with the following:

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed to compensate the Fund for the costs associated with selling the applicable securities.  Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. As set forth above, the Fund expects to effect redemptions principally for cash.  The Fund may adjust these fees from time to time based on actual experience.  As a result, in order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order ("Market Sales"). In such cases where the Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities were sold by the Fund and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes.  To the extent applicable, brokerage commissions incurred in connection with the Fund’s sale of portfolio securities will be at the expense of the Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders.  The redemption transaction fees for the Fund otherwise are the same as the creation fees set forth above.

In addition, the “Placement of Redemption Orders Using Clearing Process” section of the SAI is hereby deleted and replaced with the following:

Placement of Redemption Orders Using Clearing Process. The Clearing Process is only available for in-kind redemptions and will not be used for cash redemptions.  To the extent redemptions are effected in-kind, orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Finally, the “Placement of Redemption Orders Outside Clearing Process” section of the SAI is hereby deleted and replaced with the following:

Placement of Redemption Orders Outside Clearing Process. The Fund expects to redeem Fund Shares for cash.  As a result, the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. The investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).

To the extent redemptions are effected in-kind, orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m. Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. Eastern time the following Business Day pursuant to a properly submitted redemption order.

The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Please retain this supplement for future reference.